Exhibit 10.75

PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

OF

MECKLERMEDIA CORPORATION

The following Plan of Complete Liquidation and Dissolution (the “Plan of Dissolution”), and the actions described in this Plan of Dissolution are intended to effect the dissolution and complete liquidation of Mecklermedia Corporation, a Delaware corporation (the “Company”), in accordance with Section 275 and other applicable provisions of the Delaware General Corporation Law (the “DGCL”).

1. Adoption and Approval of this Plan. The board of directors of the Company (the “Board of Directors”), at a meeting duly noticed and convened on December 21, 2015 (the “Adoption Date”), has adopted, resolutions deeming it advisable and in the best interest of the stockholders of the Company to dissolve and liquidate the Company and adopt the Plan of Dissolution, Promptly after the Adoption Date, the Board of Directors of the Company shall take such action as is necessary to call a meeting of the Company’s stockholders, or if feasible, solicit written consents in accordance with Section 228 of the DGCL, for purposes of conducting a vote so as to determine whether the Plan is approved. Upon each of the adoption of the Plan and Stockholder Approval of the Plan, the Company shall make such public filings and serve such notices, as the Board of Directors deems necessary or advisable, with the U.S. Securities and Exchange Commission (including without limitation Press Releases, Current Reports on SEC Form 8-K, and Notice of Termination of Registration on SEC Form 15, and state securities and other regulatory authorities, the Company’s stock transfer agent, any and all securities exchanges upon which the Company’s shares of stock are listing for trading or quotation services on which such shares are quoted for trading, and such other governmental, quasi-governmental and such other regulatory agencies.

2. Cessation of Business Activities. After the Effective Date and in accordance with Section 278 of the DGCL, the Company shall not engage in any business activities except for the purpose of preserving the value of its assets, winding up and liquidating its business and affairs, including, but not limited to, prosecuting and defending suits, whether civil, criminal or administrative, by or against the Company, collecting its assets, discharging or making provision for discharging its liabilities, withdrawing from all jurisdictions in which it is qualified to do business, distributing its remaining property, if any, to its stockholders, and doing every other act necessary to wind up and liquidate its business and affairs, but not for the purpose of continuing the business for which the Company was organized.

3. Certificate of Dissolution. The officers of the Company shall, at such time as the Board of Directors, in its absolute discretion, deems necessary, appropriate or desirable, obtain any certificates required from the Delaware taxing authorities or any other governmental authority and, upon obtaining such certificates and paying such taxes as may be owing, and thereafter, provided the Stockholders of the Company have approved the liquidation and dissolution of the Company, file with the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL (the effective time of such filing, or, such later time as stated therein, or, in the discretion of the Board of Directors, the date upon which the Stockholders’ approval of the Plan becomes effective under the DGCL, is referred to herein as the “Effective Date”).

4. Liquidation Process. From and after the Effective Date and subject to the provisions hereof, the Company shall complete the following corporate actions:

a. Sale of All or Substantially All of the Non-Cash Assets. The Company shall determine whether and when to collect, sell, exchange or otherwise dispose of all or substantially all of its non-cash property and assets, including but not limited to all tangible assets, intellectual property and other intangible assets, in one or more transactions upon such terms and conditions as the Board of Directors deem expedient and in the best interests of the Company and its Stockholders, without any further vote or action by the Company’s stockholders It is understood that, to the extent that the Company has already commenced the sale and disposition of its assets, such sales and dispositions are hereby ratified and approved. The Company’s non-cash assets and properties may be sold in one transaction or in several transactions to one or more buyers. The Company shall not be required to obtain appraisals, fairness opinions or other third-party opinions as to the value of its properties and assets in connection with the liquidation. In connection with such collection, sale, exchange and other disposition, the Company shall collect or make provision for the collection of all accounts receivable, debts and claims owing to the Company.

b. Liquidation of Assets. The Company, if it deems it advisable, may determine whether, and if so, when, to transfer the Company’s property and assets to a liquidating trust (established pursuant to Section 7 hereof).

c. Payment Obligations. The Company shall, as determined by the Board of Directors, (i) pay or make reasonable provision to pay, or obtain waivers from holders of, all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, (ii) make such provisions as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party and (iii) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company or successor entity, are likely to arise or to become known to the Company or successor entity within ten (10) years after the Effective Date, if any. All such claims shall be paid in full (to the extent financial resources exist) and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets of the Company, such claims and obligations of the Company shall be paid or provided for in accordance with their priority and, among claims of equal priority, ratably to the extent of assets of the Company legally available therefor. If and to the extent deemed necessary, appropriate or desirable by the Board of Directors, in their absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property (the “Contingency Reserve”) to satisfy such claims and obligations against the Company, including, without limitation, tax obligations, and all expenses related to the sale of the Company’s property and assets, all expenses related to the collection and defense of the Company’s property and assets, and the liquidation and dissolution provided for in this Plan of Dissolution.

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d. Distributions to Stockholders. Any assets of the Company remaining after the payment of claims or the provision for payment of claims and obligations of the Company as provided in subsection (c) above shall be distributed by the Company to its stockholders in accordance with the priorities associated with the shares of stock so held, and among each class of common stock and series of preferred stock, ratably to the extent of assets of the Company legally available therefor.

5. Cancellation of Capital Stock. Upon the filing of the Certificate of Dissolution, regardless of whether or not there has been a distribution to the stockholders pursuant to Section 4.d. hereof or otherwise, each and every outstanding share of capital stock of the Company shall be cancelled by operation of law.

6. Final Liquidating Distribution. Whether or not a Trust shall have been previously established pursuant to Section 7 hereof, if it should not be feasible for the Company to make the final Liquidating Distribution to its stockholders of all assets and all properties of the Company remaining after the orderly liquidation and dissolution as set forth above, prior to the third anniversary of the Adoption Date, then, on or before such date, the Company shall be required to establish a Trust and transfer any remaining assets and properties (including, without limitation, any uncollected claims, contingent assets and contingency reserves) to the Trustees as set forth in Section 7.

7. Liquidating Trust. If deemed necessary, appropriate or desirable by the Board of Directors, in furtherance of the liquidation and distribution of the Company’s assets to the stockholders in accordance with the provisions hereof, as a final Liquidating Distribution or from time to time, the Company may transfer to one or more liquidating trustees, for the benefit of its stockholders and/or creditors (the “Trustees”) under a liquidating trust (the “Trust”), any assets of the Company, including cash, intended for distribution to creditors and stockholders not disposed of at the time of dissolution of the Company, including the reserves for contingencies. The Board of Directors is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons or entities, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the initial Trustee or Trustees for the benefit of the stockholders and creditors of the Company and to receive any assets of the Company. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the claims and obligations of the Company as provided in Section 4(c) hereof, including, without limitation, any unsatisfied claims and unknown or contingent liabilities. Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the stockholders for the purposes of Section 4(d) of this Plan. Any such conveyance to the Trustees shall be treated for U.S federal and state income tax purposes as if the Company made such distribution to the stockholders and the assets conveyed shall be held in trust for the stockholders and creditors of the Company. The Company, subject to this Section 7 and as authorized by the Board of Directors, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Board of Directors, may deem necessary, appropriate or desirable. Adoption of this Plan by the stockholders shall constitute the approval of the stockholders of any such appointment, any such liquidating trust agreement and any transfer of assets by the Company to the Trust as their act and as a part hereof as if herein written.

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8. Abandoned Property. If any Liquidating Distribution cannot be made, then the distribution to which such person is entitled (unless transferred to the Trust established pursuant to Section 7) shall be transferred, at such time as the final Liquidating Distribution is made by the Company, to the extent permitted by law, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such person and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

9. Stockholder Approval of Sale of Assets. Approval of the proposed dissolution and adoption of this Plan by the stockholders shall constitute the approval of the stockholders of the Company of the dissolution and winding-up of the Company and the sale, exchange or other disposition in liquidation of all or substantially all of the property and assets of the Company pursuant to the terms hereof, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of this Plan.

10. Expenses of Dissolution. In connection with and for the purposes of implementing and assuring completion of the Plan, the Company may pay any brokerage, agency, professional, legal and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

11. Employees and Independent Contractors. In connection with effecting the dissolution of the Company and for the purpose of implementing and assuring completion of the Plan, the Company may hire or retain such employees, consultants, independent contractors, agents and advisors as the Board of Directors deem necessary or desirable to supervise or facilitate the dissolution and winding-up. The Company may, but subject to applicable legal and regulatory requirements, pay the Company’s officers, directors, employees, consultants, independent contractors, agents, advisors and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, as severance, bonus, or in any other form, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of the Plan.

12. Indemnification. The Company shall continue to indemnify its officers, directors, employees, agents and Trustees in accordance with its articles of organization, operating agreement and contractual arrangements as therein or elsewhere provided, the Company’s directors’ and officers’ liability insurance policy and applicable law. Such indemnification shall apply to acts or omissions of such persons in connection with the implementation of this Plan and the winding up of the affairs of the Company. Any of the Board of Directors and the Trustee is authorized to obtain and maintain insurance as may be necessary to cover the Company’s indemnification obligations.

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13. Alternative Bankruptcy Filing. If it is so determined by the Board of Directors (in its sole and absolute discretion) that it is necessary and or advisable for the Company to seek a liquidation pursuant to the United States Bankruptcy laws, the Company is hereby so authorized to file for liquidation under Title 11, Chapters 7 or 11 of the United States Code.

14. Power of Board of Directors and Officers. Upon approval of this Plan of Liquidation and Dissolution by the Company’s stockholder, the Board of Directors is hereby authorized, without further action by the Company’s stockholders, to do and perform, or cause, and hereby authorizes, the officers of the Company to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors or such officers, to implement the Plan of Dissolution and the transactions contemplated hereby, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up its affairs.

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